Rule 497(d)

                                     FT 1950

              Supplement to the Prospectus Dated February 27, 2009

         Notwithstanding anything to the contrary in the Prospectus, the stocks which comprise the European Target 20 Strategy portion of the Target VIP Portfolio were selected two business days prior to the date of the Prospectus.

March 2, 2009